                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 20, 2001


                                  SEPRACOR INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                             0-19410                           22-2536587
-----------------------------------   -----------------------------------    -------------------
  (State or other jurisdiction           (Commission File Number)                 (IRS Employer
         of incorporation)                                                      Identification No.)


          111 Locke Drive
          Marlborough, MA                                                            01757
-----------------------------------                                          -------------------
       (Address of principal                                                      (Zip Code)
         executive offices)


       Registrant's telephone number, including area code: (508) 481-6700

                                       N/A
     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS.
         ------------

         On January 23, 2001, the Registrant announced the redemption on February 21, 2001 of all of its outstanding 6.25% Convertible Subordinated Debentures Due 2005. As of February 20, 2001, prior to the redemption, all of the Registrant's outstanding 6.25% Convertible Subordinated Debentures Due 2005 were converted into an aggregate of 3,920,608 shares of the Registrant's Common Stock, $.10 par value per share.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 27, 2001              SEPRACOR INC.
                                      (Registrant)


                                      By: /s/ ROBERT F. SCUMACI
                                          -------------------------------------
                                          Robert F. Scumaci
                                          Executive Vice President, Finance and
                                          Administration